Booz | Allen | Hamilton® BOOZ ALLEN HAMILTON ANNOUNCES SECOND QUARTER FISCAL 2023 RESULTS + Excellent Second Quarter and First Half Performance with Industry-Leading Organic Growth + Company Raises Full-Year Guidance at the Top and Bottom Lines + Quarterly Revenue Increase of 9.2 percent over the Prior Year Period to $2.3 billion, and Revenue, Excluding Billable Expenses1 Growth of 10.1 percent + Quarterly Diluted Earnings Per Share of $1.28 and Adjusted Diluted Earnings Per Share1 of $1.34 + 9.8 percent Increase in Quarterly Backlog to $31.8 billion; Quarterly Book-to- Bill of 2.40x + Quarterly Dividend of $0.43 per Share "Our exceptional second quarter performance positions us well to achieve our multi-year goals. As we accelerate into our VoLT strategy, we continue to build strategic momentum across the business backed by strong operational resilience, positioning Booz Allen to again deliver industry-leading growth while navigating a dynamic external environment." — HORACIO ROZANSKI President and Chief Executive Officer McLean, Virginia; October 28, 2022 - Booz Allen Hamilton Holding Corporation (NYSE: BAH), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc., today announced preliminary results for the second quarter of fiscal year 2023. The Company delivered an excellent second quarter and first half of fiscal 2023, reporting strong Adjusted EBITDA1 and EBITDA1 margins, Revenue and Revenue, Excluding Billable Expenses1, quarterly backlog growth, headcount growth, and cash flow, aligned with its three-year Investment Thesis. The Company continues to demonstrate momentum under its VoLT (Velocity, Leadership, Technology) growth strategy, positioning itself for a solid second half and strong full fiscal year performance at the top and bottom line. The Company raised its full-fiscal year guidance announced in May 2022. The Company reported the following second quarter fiscal year 2023 results as compared to second quarter fiscal year 2022: quarterly revenue growth of 9.2 percent and a 10.1 percent quarterly increase in Revenue, Excluding Billable Expenses1; Net Income increased by 10.3 percent to $170.8 million, net income attributable to common stockholders increased by 10.4 percent to $170.9 million, and Adjusted Net Income1 increased by 4.5 percent to $177.8 million. Operating income increased 2.5 percent to $223.9 million; Adjusted EBITDA1 increased 6.0 percent to $285.9 million; Adjusted EBITDA Margin on Revenue1 was 12.4 percent; and Diluted EPS was $1.28, up $0.14 or 12.3 percent, while Adjusted Diluted EPS1 was $1.34, up by $0.08 or 6.3 percent. Compared to the second quarter fiscal 2022, the second quarter fiscal 2023 total backlog increased by 9.8 percent to $31.8 billion and the quarterly book-to-bill ratio was 2.40x. As of September 30, 2022, total headcount was 784 higher than at the end of the prior year period, an increase of 2.7 percent, and 721 higher than the end of the prior quarter. 1 SECOND QUARTER FY23 (changes are compared to prior year period) REVENUE: $2.30B +9.2 % EX. BILLABLE EXPENSES1: $1.61B +10.1 % OPERATING INCOME: $223.9M +2.5 % ADJ. OPERATING INCOME1: $257.8M +5.7 % NET INCOME: $170.8M +10.3 % NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS: $170.9M +10.4 % ADJUSTED NET INCOME1: $177.8M +4.5 % EBITDA: $263.1M +2.8 % ADJUSTED EBITDA1: $285.9M +6.0 % DILUTED EPS: $1.28 up from $1.14 ADJUSTED DILUTED EPS1: $1.34 up from $1.26 FINANCIAL SUMMARY Second quarter ended September 30, 2022 - A summary of Booz Allen’s results for the second quarter of fiscal 2023 is below. All comparisons are to the prior year period. A description of key drivers can be found in the Company’s Earnings Call Presentation for the second quarter posted on investors.boozallen.com.

FINANCIAL OUTLOOK The Company is updating its original fiscal year 2023 guidance, as noted in the table below: CONFERENCE CALL INFORMATION Booz Allen Hamilton will host a conference call at 8 a.m. EDT on Friday, October 28, 2022, to discuss the financial results for its second quarter fiscal 2023. Analysts and institutional investors may participate on the call by registering online at investors.boozallen.com. Participants are requested to register a minimum 15 minutes before the start of the call. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton website at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 11 a.m. EDT on October 28, 2022 and continuing for 30 days. 1 Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, Adjusted EBITDA Margin on Revenue and Free Cash Flow are non-GAAP financial measures. See "Non-GAAP Financial Information" below for additional detail. Approximately 1% to 2% of the targeted growth in revenue includes Liberty, Tracepoint and EverWatch, partially offset by the MENA divestiture. Original guidance assumed inorganic contributions of approximately 1%. 2 Assumes an effective tax rate of 23–25%; average diluted shares outstanding of 131–133 million, and interest expense of $117-$122 million, while original guidance assumed interest expense of $108-$117 million. 3 Excludes approximately $315 million of net cash taxes we expect to pay in fiscal year 2023, which includes approximately $140 million associated with our interpretation of the current Section 174 legislation. Inclusive of cash to be paid for income taxes, we anticipate our total Operating Cash Flow for fiscal year 2023 will be between $560 million to $635 million. Original guidance assumed $550 million dollars of cash taxes in fiscal year 2023. 2 For the first half of fiscal 2023, net cash provided by operating activities was $227.1 million, as compared to $459.7 million in the prior year period. Free cash flow1 for the first half of fiscal 2023 was $197.4 million, as compared to $430.1 million in the prior year period. The Company declared a regular quarterly dividend of $0.43 per share, which is payable on December 2, 2022 to stockholders of record on November 15, 2022. ABOUT BOOZ ALLEN HAMILTON For more than 100 years, military, government, and business leaders have turned to Booz Allen Hamilton to solve their most complex problems. As a consulting firm with experts in analytics, digital solutions, engineering, and cyber, we help organizations transform. We are a key partner on some of the most innovative programs for governments worldwide and trusted by their most sensitive agencies. We work shoulder-to-shoulder with clients, using a mission-first approach to choose the right strategy and technology to help them realize their vision. With global headquarters in McLean, Virginia, our firm employs approximately 30,000 people globally as of September 30, 2022, and had revenue of $8.4 billion for the 12 months ended March 31, 2022. To learn more, visit www.boozallen.com. (NYSE: BAH) OPERATING PERFORMANCE UPDATED FISCAL 2023 GUIDANCE ORIGINAL FISCAL 2023 GUIDANCE Revenue Growth1 8.0 – 10.0% 5.0 – 9.0% Adjusted EBITDA1 $975 – $1,015 million $950 – $1,000 million Adjusted EBITDA Margin on Revenue High 10% to Low 11% Mid-to-High 10% Adjusted Diluted EPS2 $4.25 – $4.50 $4.15 – $4.45 Net Cash Provided by Operating Activities3 $875 – $950 million $850 – $950 million FIRST HALF FY23 (changes are compared to prior year period) REVENUE: $4.55B +11.1 % EX. BILLABLE EXPENSES1: $3.19B +10.0 % OPERATING INCOME: $431.1M +19.9 % ADJ. OPERATING INCOME1: $481.2M +5.3 % NET INCOME: $308.9M +25.1 % NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS: $309.2M +25.2 % ADJUSTED NET INCOME1: $328.6M +4.0 % EBITDA: $510.6M +20.2 % ADJUSTED EBITDA1: $538.5M +6.1 % DILUTED EPS: $2.31 up from $1.81 ADJUSTED DILUTED EPS1: $2.47 up from $2.33

NON-GAAP FINANCIAL INFORMATION “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. “Adjusted Operating Income” represents operating income before acquisition and divestiture costs, financing transaction costs, and significant acquisition amortization. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. “Adjusted EBITDA” represents net income attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including acquisition and divestiture costs,financing transaction costs, restructuring costs, and supplemental employee benefits related to COVID-19. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. “Adjusted Net Income” represents net income attributable to common stockholders before:(i) acquisition and divestiture costs, (ii) financing transaction costs, (iii) significant acquisition amortization, (iv) gain on consolidation of equity method investment, (v) amortization and write-off of debt issuance costs and debt discount, and (vi) gain on sale or divestiture, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non- recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2022. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months. Booz Allen utilizes and discusses in this release Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS because management uses these measures for business planning purposes, including managing its business against internal projected results of operations and measuring its performance. Management views Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS as measures of the core operating business, which exclude the impact of the items detailed in the supplemental exhibits, as these items are generally not operational in nature. These non-GAAP measures also provide another basis for comparing period to period results by excluding potential differences caused by non-operational and unusual or non-recurring items. Management also utilizes Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. Booz Allen also utilizes and discusses Free Cash Flow in this release because management uses this measure for business planning purposes, measuring the cash generating ability of the operating business and measuring liquidity generally. Booz Allen presents these supplemental measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These non-GAAP measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted Earnings per Share, net cash used in operating activities to Free Cash Flow and Free Cash Flow Conversion, and net debt to Net Leverage Ratio, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. Exhibit 4 includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. With respect to our expectations under “Financial Outlook” above, a reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2023. Projecting future stock price, equity grants and 3 the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. In addition, our expectations for Adjusted EBITDA and Adjusted EBITDA Margin on Revenue for fiscal 2023 is presented under "Financial Outlook" above and management may discuss its expectation for Adjusted EBITDA and Adjusted EBITDA Margin on Revenue for fiscal 2025 from time to time. A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantification of the amounts that would be required to reconcile such measures. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. FORWARD LOOKING STATEMENTS Certain statements contained in this press release and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: • any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; • changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support or as a result of the U.S. administration transition; • efforts by Congress and other U.S. government bodies to reduce U.S. government spending and address budgetary constraints, and the U.S. deficit, as well as associated uncertainty around the timing, extent, nature, and effect of such efforts; • delayed long-term funding of our contracts due to uncertainty relating to funding of the U.S. government and a possible failure of Congressional efforts to approve such funding of the U.S. government beyond December 16, 2022 and to craft a long-term agreement on the U.S. government’s ability to incur indebtedness in excess of its current limits, or changes in the pattern or timing of government funding and spending; • U.S. government shutdowns as a result of the failure by elected officials to fund the government; • failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation (FAR), the False Claims Act, the Defense Federal Acquisition Regulation Supplement and FAR Cost Accounting Standards and Cost Principles; • the effects of COVID-19, and other pandemics or widespread health epidemics, including disruptions to our workforce and the impact on government spending and demand for our solutions, as well as the impact of our Company policy requiring full COVID-19 vaccinations of all employees, except for employees who qualify for medical or religious exemptions; • our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors’ protests of major contract awards received by us; • variable purchasing patterns under U.S. government General Services Administration Multiple Award schedule contracts, or GSA, schedules, blanket purchase agreements and indefinite delivery/indefinite quantity, or IDIQ, contracts; • the loss of GSA schedules, or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs; • changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; • changes in estimates used in recognizing revenue; • our ability to realize the full value of and replenish our backlog, generate revenue under certain of our contracts and the timing of our receipt of revenue under contracts included in backlog; • internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal cyber attacks on our network and internal systems; • risks related to the operation of financial management systems; • an inability to attract, train, or retain employees with the requisite skills and experience; • an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances and/or effectively manage our cost structure; • risks related to inflation that could impact the cost of doing business and/or reduce customer buying power; • the loss of members of senior management or failure to develop new leaders; • misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients’ sensitive or classified information; • increased competition from other companies in our industry; • failure to maintain strong relationships with other contractors or the failure of contractors with which we have entered into a sub- or prime- contractor relationship to meet their obligations to us or our clients; • inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; • failure to comply with special U.S. government laws and regulations relating to our international operations; • risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; • risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business or respond to market developments; • the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; • risks related to pending, completed and future acquisitions and dispositions, including the ability to satisfy specified closing conditions for pending transactions, such as those related to receipt of regulatory approval or lack of regulatory intervention, and to realize the expected benefits from completed acquisitions and dispositions; 4

5 • the size of our addressable markets and the amount of U.S. government spending on private contractors; • the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters; • risks inherent in the government contracting environment; • continued efforts to change how the U.S. government reimburses compensation-related costs and other expenses or otherwise limits such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation; • increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; • risks related to our indebtedness and credit facilities which contain financial and operating covenants; • the impact of changes in accounting rules; and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue; and • the impact of ESG-related risks and climate change generally on our and our clients' businesses and operations. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K filed with the SEC on May 20, 2022. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 5

Exhibit 1 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Operations 6 Three Months Ended September 30, Six Months Ended September 30, (Amounts in thousands, except per share data) 2022 2021 2022 2021 (unaudited) (unaudited) Revenue $ 2,298,976 $ 2,106,038 $ 4,548,576 $ 4,095,104 Operating costs and expenses: Cost of revenue 1,057,450 947,689 2,132,423 1,910,408 Billable expenses 684,941 640,120 1,359,207 1,195,665 General and administrative expenses 293,612 262,260 546,676 564,060 Depreciation and amortization 39,052 37,602 79,154 65,347 Total operating costs and expenses 2,075,055 1,887,671 4,117,460 3,735,480 Operating income 223,921 218,367 431,116 359,624 Interest expense (28,342) (24,254) (52,997) (45,524) Other income, net 26,460 6,848 23,502 6,315 Income before income taxes 222,039 200,961 401,621 320,415 Income tax expense 51,258 46,127 92,747 73,479 Net income $ 170,781 $ 154,834 $ 308,874 $ 246,936 Net loss attributable to non-controlling interest 151 — 342 — Net income attributable to common stockholders 170,932 154,834 309,216 246,936 Earnings per common share: Basic $ 1.28 $ 1.14 $ 2.32 $ 1.82 Diluted $ 1.28 $ 1.14 $ 2.31 $ 1.81 6

Exhibit 2 Booz Allen Hamilton Holding Corporation Condensed Consolidated Balance Sheets (Amounts in thousands, except share and per share data) September 30, 2022 March 31, 2022 (Unaudited) Assets Current assets: Cash and cash equivalents $ 756,520 $ 695,910 Accounts receivable, net 1,655,774 1,622,989 Prepaid expenses and other current assets 305,753 126,777 Total current assets 2,718,047 2,445,676 Property and equipment, net of accumulated depreciation 191,247 202,229 Operating lease right-of-use assets 198,656 227,231 Intangible assets, net of accumulated amortization 607,235 646,682 Goodwill 2,014,890 2,021,931 Other long-term assets 475,582 481,826 Total assets $ 6,205,657 $ 6,025,575 Liabilities and stockholders' equity Current liabilities: Current portion of long-term debt $ 41,250 $ 68,379 Accounts payable and other accrued expenses 944,759 902,616 Accrued compensation and benefits 394,152 438,634 Operating lease liabilities 54,983 52,334 Other current liabilities 65,036 71,991 Total current liabilities 1,500,180 1,533,954 Long-term debt, net of current portion 2,790,011 2,731,693 Operating lease liabilities, net of current portion 212,129 247,070 Deferred tax liabilities — 239,602 Other long-term liabilities 484,802 226,535 Total liabilities 4,987,122 4,978,854 Stockholders’ equity: Common stock, Class A — $0.01 par value — authorized, 600,000,000 shares; issued, 165,110,617 shares at September 30, 2022 and 164,372,545 shares at March 31, 2022; outstanding, 132,314,959 shares at September 30, 2022 and 132,584,348 shares at March 31, 2022 1,651 1,646 Treasury stock, at cost — 32,795,658 shares at September 30, 2022 and 31,788,197 shares at March 31, 2022 (1,722,881) (1,635,454) Additional paid-in capital 706,620 656,222 Retained earnings 2,208,952 2,015,071 Accumulated other comprehensive loss 22,141 8,585 Total Booz Allen stockholders' equity 1,216,483 1,046,070 Non-controlling interest 2,052 651 Total stockholders’ equity 1,218,535 1,046,721 Total liabilities and stockholders’ equity $ 6,205,657 $ 6,025,575 77

Exhibit 3 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Cash Flows UNAUDITED 8 Six Months Ended September 30, (Amounts in thousands) 2022 2021 Cash flows from operating activities Net income $ 308,874 $ 246,936 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 79,154 65,347 Noncash lease expense 27,558 27,664 Stock-based compensation expense 32,222 28,428 Amortization of debt issuance costs 2,287 2,294 Loss on debt extinguishment 10,251 2,515 (Gains) losses on dispositions, and other (30,151) (3,018) Gain on consolidation of equity method investment — (5,666) Changes in assets and liabilities: Accounts receivable, net (39,358) (43,125) Deferred income taxes and income taxes receivable / payable (130,843) 59,350 Prepaid expenses and other current and long-term assets (15,885) (27,747) Accrued compensation and benefits (26,629) (25,268) Accounts payable and other accrued expenses 41,453 149,586 Other current and long-term liabilities (31,841) (17,550) Net cash provided by operating activities 227,092 459,746 Cash flows from investing activities Purchases of property, equipment, and software (29,734) (29,675) Payments for business acquisitions, net of cash acquired — (779,581) Payments for cost method investments — (2,000) Cash received from the sale of a business 44,063 — Net cash provided by (used in) investing activities 14,329 (811,256) Cash flows from financing activities Proceeds from issuance of common stock 12,052 11,526 Stock option exercises 7,992 3,016 Repurchases of common stock (103,266) (232,381) Cash dividends paid (115,897) (101,869) Repayments on revolving credit facility, term loans, and Senior Notes (396,443) (78,067) Net proceeds from debt issuance 414,751 487,027 Proceeds from revolving credit facility — 60,000 Net cash (used in) provided by financing activities (180,811) 149,252 Net increase (decrease) in cash and cash equivalents 60,610 (202,258) Cash and cash equivalents — beginning of period 695,910 990,955 Cash and cash equivalents — end of period $ 756,520 $ 788,697 Supplemental disclosures of cash flow information Net cash paid during the period for: Interest $ 42,936 $ 27,658 Income taxes $ 215,767 $ 15,249 8

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (UNAUDITED) 9 Three Months Ended September 30, Six Months Ended September 30, (In thousands, except share and per share data) 2022 2021 2022 2021 Revenue, Excluding Billable Expenses Revenue $ 2,298,976 $ 2,106,038 $ 4,548,576 $ 4,095,104 Less: Billable expenses 684,941 640,120 1,359,207 1,195,665 Revenue, Excluding Billable Expenses $ 1,614,035 $ 1,465,918 $ 3,189,369 $ 2,899,439 Adjusted Operating Income Operating Income $ 223,921 $ 218,367 $ 431,116 $ 359,624 Acquisition and divestiture costs (a) 15,932 13,680 21,025 80,469 Financing transaction costs (b) 6,888 — 6,888 2,348 Significant acquisition amortization (c) 11,087 11,868 22,174 14,526 Adjusted Operating Income $ 257,828 $ 243,915 $ 481,203 $ 456,967 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income attributable to common stockholders $ 170,932 $ 154,834 $ 309,216 $ 246,936 Income tax expense 51,258 46,127 92,747 73,479 Interest and other, net (d) 1,882 17,406 29,495 39,209 Depreciation and amortization 39,052 37,602 79,154 65,347 EBITDA $ 263,124 $ 255,969 $ 510,612 $ 424,971 Acquisition and divestiture costs (a) 15,932 13,680 21,025 80,469 Financing transaction costs (b) 6,888 — 6,888 2,348 Adjusted EBITDA $ 285,944 $ 269,649 $ 538,525 $ 507,788 Adjusted EBITDA Margin on Revenue 12.4% 12.8% 11.8% 12.4 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 17.7% 18.4% 16.9% 17.5 % Adjusted Net Income Net income attributable to common stockholders $ 170,932 $ 154,834 $ 309,216 $ 246,936 Acquisition and divestiture costs (a) 15,932 13,680 21,025 80,469 Financing transaction costs (b) 6,888 — 6,888 2,348 Significant acquisition amortization (c) 11,087 11,868 22,174 14,526 Gain on consolidation of equity method investment (e) — (5,666) — (5,666) Amortization and write-off of debt issuance costs and debt discount 4,177 816 5,000 1,703 Gain on sale or divestiture (f) (31,160) — (31,160) — Adjustments for tax effect (g) (77) (5,381) (4,498) (24,279) Adjusted Net Income $ 177,779 $ 170,151 $ 328,645 $ 316,037 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 132,729,245 135,316,429 132,869,141 135,847,548 Adjusted Net Income Per Diluted Share (h) $ 1.34 $ 1.26 $ 2.47 $ 2.33 Free Cash Flow Net cash provided by operating activities $ 272,726 $ 470,408 $ 227,092 $ 459,746 Less: Purchases of property, equipment and software (16,000) (20,667) (29,734) (29,675) Free Cash Flow $ 256,726 $ 449,741 $ 197,358 $ 430,071 Free Cash Flow Conversion 144% 264% 60% 136% 9 (a) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees primarily associated with the acquisitions of Liberty IT Solutions, LLC ("Liberty"), Tracepoint Holdings, LLC ("Tracepoint"), and EverWatch Corp. ("EverWatch"), as well as the divestiture of our management consulting business serving the Middle East and North Africa (the "MENA Divestiture"). (b) Reflects expenses associated with debt financing activities incurred during the first quarter of fiscal 2022 and the second quarter of fiscal 2023. (c) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the first quarter of fiscal 2022. (d) Reflects the combination of Interest expense and Other income, net from the condensed consolidated statement of operations. (e) Represents the Company's remeasurement of its previously held equity method investment in Tracepoint to its fair value which resulted in a gain upon the acquisition of a controlling financial interest in Tracepoint. (f) Represents the gain recognized on the MENA Divestiture. (g) Reflects the tax effect of all adjustments, except the gain on sale of divestiture, at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of the gain on sale or divestiture is at an assumed effective tax rate of 32%. (h) Excludes adjustments of approximately $1.4 million and $2.3 million of net earnings for the three and six months ended September 30, 2022, respectively and excludes adjustments of approximately $1.1 million and $1.5 million of net earnings for the three and six months ended September 30, 2021, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (Continued) (UNAUDITED) 1 0 Three Months Ended September 30, 2022 Three Months Ended June 30, 2022 Three Months Ended March 31, 2022 Three Months Ended December 31, 2021 (In thousands, except share and per share data) Net income attributable to common stockholders $ 170,932 $ 138,284 $ 90,795 $ 128,846 Income tax expense 51,258 41,489 33,897 30,090 Interest and other, net (a) 1,882 27,613 23,653 18,276 Depreciation and amortization 39,052 40,102 40,824 39,576 EBITDA $ 263,124 $ 247,488 $ 189,169 $ 216,788 Acquisition and divestiture costs (b) 15,932 5,093 11,670 5,346 Financing transaction costs (c) 6,888 Restructuring costs (d) — — 4,164 — Adjusted EBITDA $ 285,944 $ 252,581 $ 205,003 $ 222,134 Last 12 months Adjusted EBITDA $ 965,662 Total Debt $ 2,831,261 Less: Cash 756,520 Net Debt $ 2,074,741 Net Leverage Ratio 2.1 Three Months Ended September 30, 2021 Three Months Ended June 30, 2021 Three Months Ended March 31, 2021 Three Months Ended December 31, 2020 (In thousands, except share and per share data) Net income attributable to common stockholders $ 154,834 $ 92,102 $ 199,179 $ 144,371 Income tax expense 46,127 27,352 (48,937) 21,612 Interest and other, net (a) 17,406 21,803 20,765 18,274 Depreciation and amortization 37,602 27,745 21,455 21,113 EBITDA $ 255,969 $ 169,002 $ 192,462 $ 205,370 Acquisition and divestiture costs (b) 13,680 66,789 411 — Financing transaction costs (c) — 2,348 — — COVID-19 supplemental employee benefits (e) — — — 68 Adjusted EBITDA $ 269,649 $ 238,139 $ 192,873 $ 205,438 Last 12 months Adjusted EBITDA 906,099 Total Debt $ 2,832,462 Less: Cash 788,697 Net Debt $ 2,043,765 Net Leverage Ratio 2.3 10 (a) Reflects the combination of Interest expense and Other income, net from the condensed consolidated statement of operations. (b) Represents costs associated with the Company's acquisition efforts related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees primarily associated with the acquisitions of Liberty, Tracepoint, and EverWatch, as well as the MENA Divestiture. (c) Reflects expenses associated with debt financing activities incurred during the first quarter of fiscal 2022 and the second quarter of fiscal 2023. (d) Reflects restructuring charges of $8.3 million incurred during the fourth quarter of fiscal 2022, net of approximately $4.2 million of revenue recognized on recoverable expenses, associated with severance costs of a restructuring plan to reduce certain executive administrative personnel costs. (e) Represents the supplemental contribution to employees' dependent care FSA accounts in response to COVID-19.

1 1 Exhibit 5 Booz Allen Hamilton Holding Corporation Operating Data As of September 30, (Amounts in millions) 2022 2021 Backlog Funded $ 5,475 $ 4,917 Unfunded 10,380 9,528 Priced Options 15,981 14,550 Total Backlog $ 31,836 $ 28,995 Three Months Ended September 30, Six Months Ended September 30, 2022 2021 2022 2021 Book-to-Bill * 2.40 2.03 1.57 1.68 * Book-to-bill is calculated as net bookings, which represents the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, divided by the relevant fiscal period revenue. As of September 30, 2022 2021 Headcount Total Headcount 30,012 29,228 Client Staff Headcount 27,208 26,120 Three Months Ended September 30, Six Months Ended September 30, 2022 2021 2022 2021 Percentage of Total Revenue by Contract Type Cost-Reimbursable 52% 53% 53% 55% Time-and-Materials 25% 24% 24% 24% Fixed-Price 23% 23% 23% 21% 11